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                                                                     EXHIBIT 1.1

                                2,750,000 Shares

                            PEET'S COFFEE & TEA, INC.

                                  COMMON STOCK

                             UNDERWRITING AGREEMENT

                              Dated April __, 2002

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                                                                  April __, 2002

Thomas Weisel Partners LLC
Pacific Growth Equities, Inc.
WR Hambrecht & Co.
As Representatives of the several Underwriters
c/o  Thomas Weisel Partners LLC
One Montgomery Street, Suite 3700
San Francisco, California  94104



Ladies and Gentlemen:

         Introduction. Peet's Coffee & Tea, Inc., a Washington corporation (the
         ------------
"Company"), proposes to issue and sell to the several underwriters named in Schedule A hereto (the "Underwriters"), and a certain shareholder of the Company
----------
(the "Selling Shareholder") named in Schedule B hereto severally propose to sell
                                     ----------
to the several Underwriters, an aggregate of 2,750,000 shares of the common stock, no par value per share, of the Company (the "Firm Shares"), of which 2,250,000 shares are to be issued and sold by the Company and 500,000 shares are to be sold by the Selling Shareholder.

                  The Company also proposes to issue and sell to the several Underwriters not more than an additional 412,500 shares of its common stock, no par value per share (collectively, the "Additional Shares"), if and to the extent that you shall have determined to exercise, on behalf of the Underwriters, the right to purchase such shares of common stock granted to the Underwriters in Section 3 hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "Shares". The shares of common stock, no par value per share, of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the "Common Stock". The Company and the Selling Shareholder are hereinafter sometimes collectively referred to as the "Sellers". Thomas Weisel Partners LLC, Pacific Growth Equities, Inc. and WR Hambrecht & Co. have agreed to act as representatives of the several Underwriters (in such capacity, the "Representatives") in connection with the offering and sale of the Shares.

                  The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (file no. 333-85082), including a prospectus, relating to the Shares. The registration statement as amended at the time it becomes effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the "Securities Act"), and all documents incorporated or deemed to be incorporated by reference therein is hereinafter referred to as the "Registration Statement"; the prospectus in the form first used to confirm sales of Shares is hereinafter referred to as the "Prospectus". If the Company has filed a registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement. All references in this Agreement to the Registration Statement, the Rule 462 Registration Statement, a preliminary prospectus, the Prospectus, or any amendments or supplements to any of the foregoing, shall

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include any copy thereof filed with the Commission pursuant to its Electronic
Data Gathering, Analysis and Retrieval System ("EDGAR").

     All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

     1.   Representations and Warranties of the Company. The Company represents
          ---------------------------------------------
and warrants to and agrees with each of the Underwriters that:

     1.1. Effective Registration Statement. The Registration Statement has
          --------------------------------
become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

     1.2. Contents of Registration Statement. (i) The Registration Statement,
          ----------------------------------
when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

     1.3. Exchange Act Compliance. The documents incorporated or deemed to be
          -----------------------
incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the applicable rules and regulations thereunder.

     1.4. Due Incorporation. The Company has been duly incorporated, is validly
          -----------------
existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

     1.5. Subsidiaries. Each of Peet's Operating Company, Inc. and Peet's
          ------------
Trademark Company (collectively, the "Subsidiaries") has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or

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leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole. All of the issued shares of capital stock of each Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims other than security interests in the Company's right, title and interest in, to and under such capital stock granted by the Company to General Electric Capital Corporation.

            1.6.  Underwriting Agreement. This Agreement has been duly
                  ----------------------
authorized, executed and delivered by the Company, and is a valid and binding agreement of the Company, enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

            1.7.  Description of Capital Stock. The authorized capital
                  ----------------------------
stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus.

            1.8.  Authorized Stock. The shares of Common Stock (including
                  ----------------
the Shares to be sold by the Selling Shareholder) outstanding prior to the issuance of the Shares to be sold by the Company have been duly authorized and are validly issued, fully paid and non-assessable.

            1.9.  Validly Issued Shares. The Shares to be sold by the
                  ---------------------
Company and the Selling Shareholder have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights.

            1.10. No Conflict. The execution and delivery by the Company
                  -----------
of, and the performance by the Company of its obligations under, this Agreement will not contravene any provision of applicable law or the articles of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

            1.11. No Material Adverse Change. There has not occurred any
                  --------------------------
material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

            1.12. Legal Proceedings; Exhibits. There are no legal or
                  ---------------------------
governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described or incorporated by reference in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described or filed or incorporated as required.

                 1.13. Compliance with Securities Act. Each preliminary
                       ------------------------------
prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

                 1.14. Not an Investment Company. The Company is not and, after
                       -------------------------
giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

                 1.15. Compliance with Laws. The Company and its subsidiaries
                       --------------------
(i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                 1.16. No Environmental Costs. There are no costs or liabilities
                       ----------------------
associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                 1.17. No Registration Rights. There is no owner of any
                       ----------------------
securities of the Company who has the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement other than as described in the Registration Statement and as have been waived in writing in connection with the offering contemplated hereby.

                 1.18. Absence of Material Charges. Subsequent to the respective
                       ---------------------------
dates as of which information is given in the Registration Statement and the Prospectus, (1) the Company and its Subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (2) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends; and (3) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its Subsidiaries, except in each case as described in the Prospectus.

                 1.19. Good Title to Properties. The Company and its
                       ------------------------
Subsidiaries have good and marketable title to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, taken as a whole, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property or do not materially interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries; and any real property and buildings held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material or do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

                 1.20. Intellectual Property Rights. To the Company's knowledge,
                       ----------------------------
the Company and its Subsidiaries own or possess, or can acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them in connection with the business now operated by them, except where the failure to own, possess or acquire any of the foregoing would not result in a material adverse effect on the Company and its Subsidiaries taken as a whole, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse affect on the Company and its subsidiaries, taken as a whole.

                 1.21. No Labor Disputes. No material labor dispute with the
                       -----------------
employees of the Company or any of its Subsidiaries exists, or, to the knowledge of the Company, is imminent; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that could have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                 1.22. Insurance. The Company and its Subsidiaries are insured
                       ---------
by the insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; and neither the Company nor any of its Subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                 1.23. Governmental Permits. The Company and its subsidiaries
                       --------------------
possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective business except where the failure to possess such certificates, authorizations and permits would not result in a material adverse effect on the Company and its Subsidiaries, taken as a whole, and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                 1.24. Accounting Controls. The Company and each of its
                       -------------------
Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (1) transactions are executed in accordance with management's general or specific authorizations; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (3) access to assets is permitted only in accordance with management's general or specific authorization; and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                 1.25. Listing of Common Stock. The Common Stock (including the
                       -----------------------
Shares) is registered pursuant to Section 12(g) of the Exchange Act and is listed on the Nasdaq National Market, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq National Market, nor has the

Company received any notification that the Commission or the National Association of Securities Dealers, Inc. (the "NASD") is contemplating terminating such registration or listing.

               1.26.  Compliance  with Food and Beverage  Laws. To the Company's
                      ----------------------------------------
knowledge, the Company and its subsidiaries are conducting their business in compliance with the Fair Labor Standards Act, the rules and regulations of the federal Food and Drug Administration, and all applicable federal, state and local laws, rules and regulations of the jurisdictions in which it is conducting business, including, without limitation, all applicable local, state and federal laws and regulations governing health, sanitation, safety, the purchase and sale of alcoholic beverages (including, but not limited to, liquor licenses, "tied house" statutes and "dram shop" statutes), environmental matters, zoning and land use, except where the failure to be so in compliance would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

               2. Representations and Warranties of the Selling Shareholder. The
                  ---------------------------------------------------------
Selling Shareholder represents and warrants to and agrees with each of the Underwriters that:

               2.1. Due Authorization.  This Agreement has been duly authorized,
                    -----------------
executed and delivered by or on behalf of the Selling Shareholder and is a valid and binding agreement of the Selling Shareholder, enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

               2.2. Selling  Shareholder  Documents.  The Custody  Agreement (as
                    -------------------------------
defined below) and the Power of Attorney (as defined below) have been duly authorized, executed and delivered by the Selling Shareholder and are valid and binding agreements of the Selling Shareholder enforceable in accordance with their respective terms, except as rights to indemnification thereunder may be limited by applicable law and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

               2.3.  No  Conflict.  The  execution  and  delivery by the Selling
                     ------------
Shareholder of, and the performance by the Selling Shareholder of its obligations under, this Agreement, the Custody Agreement signed by the Selling
Shareholder and ____________, as Custodian, relating to the deposit of the Shares to be sold by the Selling Shareholder (the "Custody Agreement") and the Power of Attorney appointing certain individuals as the Selling Shareholder's attorneys-in-fact to the extent set forth therein, relating to the transactions contemplated hereby and by the Registration Statement (the "Power of Attorney") will not contravene any provision of applicable law, or the articles of incorporation or by-laws of the Selling Shareholder (if the Selling Shareholder is a corporation), or any agreement or other instrument binding upon the Selling Shareholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Selling Shareholder, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Selling Shareholder of its obligations under this Agreement or the Custody Agreement or Power of Attorney of the Selling Shareholder, except such as may be required by the Securities Act, the NASD or the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

               2.4. Good Title to Shares.  The Selling  Shareholder  has, and on
                    --------------------
each Closing Date will have, valid title to the Shares to be sold by the Selling Shareholder and the legal right and power, and all authorization and approval required by law, to enter into this Agreement, the Custody Agreement and the Power of Attorney and to sell, transfer and deliver the Shares to be sold by the Selling Shareholder.

               2.5. Delivery of Common Shares. Delivery of the Shares to be sold
                    -------------------------
by the Selling Shareholder pursuant to this Agreement will pass title to such Shares free and clear of any security interests, claims, liens, equities and other encumbrances.

               2.6. No Registration  Rights.  The Selling  Shareholder  does not
                    -----------------------
have any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statement or included in the offering contemplated by this Agreement, other than as described in the Registration Statement and as have been waived in writing in connection with the offering contemplated hereby.

               2.7.  No  Price   Stabilization  or  Manipulation.   The  Selling
                     -------------------------------------------
Shareholder has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

               2.8. Disclosure by Selling Shareholder in Registration Statement.
                    -----------------------------------------------------------
Such portion of the Registration Statement comprised of the table and the notes thereto under the caption "Principal and Selling Shareholders" in the form supplied to the Selling Shareholder in so far as such portion specifically related to the Selling Shareholder do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

               2.9. Confirmation of Company Representations and Warranties.  The
                    ------------------------------------------------------
Selling Shareholder has no reason to believe that the representations and warranties of the Company contained in Section 1 hereof are not true and correct, is familiar with the Registration Statement and the Prospectus and has no knowledge of any material fact, condition or information not disclosed in the Registration Statement or the Prospectus which has had or may have a material adverse effect on the Company and its subsidiaries, taken as a whole, and is not prompted to sell any of the Shares by any information concerning the Company which is not set forth in the Registration Statement and the Prospectus.

               3. Purchase and Sale Agreements.
                  ----------------------------

               3.1. Firm Shares. Each Seller,  severally and not jointly, hereby
                    -----------
agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from such Seller at $______ a share (the "Purchase Price") the number of Firm Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the number of Firm Shares to be sold by such Seller as the number of Firm Shares set forth in Schedule A hereto
                                                               ----------
opposite the name of such Underwriter bears to the total number of Firm Shares.

               3.2.  Additional Shares. On the basis of the  representations and
                     -----------------
warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to sell to the Underwriters the Additional Shares, and the Underwriters shall have a one-time right to purchase, severally and not jointly, up to 412,500 Additional Shares at the Purchase Price. If you, on behalf of the Underwriters, elect to exercise such option, you shall so notify the Company in writing not later than thirty (30) days after the date of this Agreement, which notice shall specify the number of Additional Shares to be purchased by the Underwriters and the date on which such shares are to be purchased. Such date may be the same as the Closing Date (as defined below) but not earlier than the Closing Date nor later than ten (10) business days after the date of such notice. Additional Shares may be purchased as provided in Section 4 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. If any Additional Shares are to be purchased, each Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the total number of Additional Shares to be purchased as the number of Firm Shares set forth in Schedule A hereto opposite the name of such Underwriter
                     -----------
bears to the total number of Firm Shares.

               3.3. Market Standoff  Provision.  Each Seller hereby agrees that,
                    --------------------------
without the prior written consent of Thomas Weisel Partners, it will not, during the period ending 90 days after the date of the Prospectus, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or
(ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Shares to be sold hereunder, (B) the issuance by the Company of shares of Common Stock upon the exercise of options or warrants or the conversion of a security outstanding on the date hereof or under the 2000 Employee Stock Purchase Plan, (C) the grant by the Company of options to purchase shares of Common Stock, and the issuance of shares of Common Stock upon the exercise of such options, pursuant to the Company's 1997 Equity Incentive Plan, 2000 Equity Incentive Plan and 2000 Non-Employees Directors plan, (D) transactions by any person other than the Company relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the offering of the Shares or (E) the issuance by the Company of Common Stock or securities convertible into or exchangeable for Common Stock in connection with mergers or the acquisition of securities, businesses, property or other assets; provided, however, that any such issuance shall not amount to more than 3% of the Company's outstanding Common Stock as of the date of this Agreement. In addition, each Selling Shareholder, agrees that, without the prior written consent of Thomas Weisel Partners, it will not, during the period ending 90 days after the date of the Prospectus, make any demand for, or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

               3.4.  Terms of Public  Offering.  The  Sellers are advised by you
                     -------------------------
that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable.

               4.    Payment and Delivery.
                     --------------------

               4.1.  Firm Shares.  Payment for the Firm Shares to be sold by
                     -----------
each Seller shall be made to such Seller in immediately available funds against delivery of such Firm Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on April __, 2002, or at such other time on the same or such other date, not later than [5 business days after date above] as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "Closing Date".

               4.2.  Additional Shares.  Payment for any Additional Shares shall
                     -----------------
be made to the Company in immediately available funds in New York City against delivery of such Additional Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on the date specified in the notice described in Section 3(b) or at such other time on the same or on such other date, in any event not later than [10 days after expiration of over-allotment option] as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "Option Closing Date".

               4.3.  Delivery of Certificates.  Certificates for the Firm Shares
                     ------------------------
and Additional Shares shall be in definitive form and registered in such names and in such denominations as you shall request in writing not later than one (1) full business day prior to the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Firm Shares and Additional Shares shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the Purchase Price therefor.

               5. Covenants of the Company. In further consideration of the
                  ------------------------
agreements of the Underwriters herein contained,the Company covenants with each Underwriter as follows:

               5.1. Furnish Copies of Registration Statement and Prospectus. To
                    -------------------------------------------------------
furnish to Thomas Weisel Partners LLC, without charge, a signed copy of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and to furnish to you in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 5(c) below, as many copies of the Prospectus and any supplements and amendments thereto (including any documents incorporated or deemed incorporated by reference therein or to the Registration Statement as you may reasonably request.

               5.2.  Notification of Amendments or Supplements. Before amending
                     -----------------------------------------
or supplementing the Registration Statement or the Prospectus (including any amendment or supplement through incorporation by reference of any report filed under the Exchange Act), to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such rule.

               5.3. Filings of Amendments or Supplements. If, during such period
                    ------------------------------------
after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer (the "Prospectus Delivery Period"), any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Shares may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

               5.4.  Blue Sky Laws. To endeavor to qualify the Shares for offer
                     -------------
and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request.

               5.5.  Earnings Statement. To make generally available to its
                     ------------------
securityholders as soon as practicable, but in any event not later than eighteen
(18) months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the rules and regulations thereunder (including, at the option of the Company, Rule 158).

               5.6.  Use of Proceeds. The Company shall apply the net proceeds
                     ---------------
from the sale of the Shares sold by it in the manner described under the caption "Use of Proceeds" in the Prospectus.

               5.7.  Transfer Agent. The Company shall engage and maintain, at
                     --------------
its expense, a registrar and transfer agent for the Common Stock.

               5.8.  Periodic Reporting Obligations. During the Prospectus
                     ------------------------------
Delivery Period, the Company shall file, on a timely basis, with the Commission and the Nasdaq National Market all reports and documents required to be filed under the Exchange Act.

               5.9.  Exchange Act Compliance. During the Prospectus Delivery
                     -----------------------
Period, the Company will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Age in the manner and within the time periods required by the Exchange Act.

               6.   Conditions to the Underwriters' Obligations. The obligations
                    -------------------------------------------
of the Sellers to sell the Shares to the several Underwriters and the several obligations of the Underwriters to purchase and pay for the Shares on the Closing Date are subject to the following conditions:

               6.1. Effective Registration Statement. The Registration Statement
                    --------------------------------
shall have become effective not later than [__________] (New York City time) on the date hereof (the "Effective Date").

               6.2. Rule 462 Registration Statement. If the Company elects to
                    -------------------------------
rely upon Rule 462(b), the Company shall file a Rule 462 Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462 Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Securities Act.

               6.3.  Prospectus Filed with Commission. The Company shall have
                     --------------------------------
filed the Prospectus with the Commission (including the information required by Rule 430A under the Securities Act) in the manner and within the time period required by Rule 424(b) under the Securities Act; or the Company shall have filed a post-effective amendment to the Registration Statement containing the information required by such Rule 430A, and such post-effective amendment shall have become effective.

               6.4. No Stop Order. No stop order suspending the effectiveness of
                    -------------
the Registration Statement, any Rule 462 Registration Statement, or any post-effective amendment to the Registration Statement, shall be in effect and no proceedings for such purpose shall have been instituted or threatened by the Commission.

               6.5. No NASD Objection. The NASD shall have raised no objection
                    ------------------
to the fairness and reasonableness of the underwriting terms and arrangements.

               6.6.  No Debt Downgrading. There  shall not have occurred any
                     -------------------
downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

               6.7. No Material Adverse Change. There shall not have occurred
                    --------------------------
any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

               6.8. Officer's Certificate. The Underwriters shall have received
                    ---------------------
on the Closing Date a certificate, dated the Closing Date and signed by the Chief Executive Officer or President of the Company, to the effect set forth in Sections 6.4 and 6.7 above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date. The officers signing and delivering such certificate may rely upon the best of his or her respective knowledge as to proceedings threatened.

               6.9.  Opinion of Company Counsel. The Underwriters shall have
                     --------------------------
received on the Closing Date an opinion of Cooley Godward LLP, counsel for the Company, dated the Closing Date, the form of which is attached hereto as
Exhibit A. The opinion shall be rendered to the Underwriters at the request of
---------
the Company and shall so state therein. With respect to the statement after paragraph (xii) of Exhibit A, such counsel may state that their opinion and
                   ---------
belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification, except as specified.

               6.10. Opinion of Selling Shareholder Counsel. The Underwriters
                     --------------------------------------
shall have received on the Closing Date an opinion of Cooley Godward LLP, counsel for the Selling Shareholder, dated the Closing Date, the form of which is attached hereto as Exhibit B. The opinion shall be rendered to the
                      ---------
Underwriters at the request of the Selling Shareholder and shall so state therein.

               6.11.  Opinion of Underwriters Counsel. The Underwriters shall
                      -------------------------------
have received on the Closing Date an opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation, counsel for the Underwriters, dated the Closing Date, covering the matters referred to in Exhibit A, paragraphs (vi),
                                                  ---------
(vii), (ix) and the statement after paragraph (xii). With respect to the statement after paragraph (xii) of Exhibit A, such counsel may state that their
                                   ---------
opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification, except as specified.

               6.l2.  Accountant's Comfort Letter. The Underwriters shall have
                      ---------------------------
received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from Deloitte & Touche LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus; provided that the letter delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof.

               6.13.  Lock-Up Agreements. The "lock-up" agreements, each
                      ------------------
substantially in the form of Exhibit C hereto, between you and certain officers and directors of the Company, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

               6.14.  Selling Shareholder Certificate. The Underwriters shall
                      -------------------------------
have received on the Closing Date a certificate, dated the Closing Date and signed by the Attorney-in-Fact of the Selling Shareholder, to the effect that the representations and warranties of the Selling Shareholder contained in this Agreement are true and correct as of the Closing Date and that the Selling Shareholder has complied with all of the agreements and satisfied all of the conditions on his part to be performed or satisfied hereunder on or before the Closing Date.

     6.15. Selling Shareholder Documents. On the date hereof, the Company and
           -----------------------------
the Selling Shareholder shall have furnished for review by the Representatives copies of the Powers of Attorney and Custody Agreements executed by the Selling Shareholder and such further information, certificates and documents as the Representatives may reasonably request.

     6.16. Additional Documents. On the Closing Date, the Representatives and
           --------------------
counsel for the Underwriters shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Shares as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

     The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the satisfaction of each of the above conditions on or prior to the Option Closing Date and to the delivery to you on the Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Shares and other matters related to the issuance of the Additional Shares.

     7. Expenses. Whether or not the transactions contemplated in this Agreement
        --------
are consummated or this Agreement is terminated, the Sellers agree to pay or cause to be paid all expenses incident to the performance of their obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel, the Company's accountants and counsel for the Selling Shareholders in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified; (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon; (iii) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Shares by the NASD; (iv) all fees and expenses in connection with the preparation and filing of the registration statement on Form 8-A relating to the Common Stock and all costs and expenses incident to listing the Shares on the Nasdaq National Market; (v) the cost of printing certificates representing the Shares; (vi) the costs and charges of any transfer agent, registrar or depositary; (vii) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show; (viii) all expenses in connection with any offer and sale of the Shares outside of the United States, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with offers and sales outside of the United States; and (ix) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 8 entitled "Indemnity and Contribution", and the last paragraph of Section 11 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel and any advertising expenses connected with any offers they may make.

     The provisions of this Section shall not supersede or otherwise affect any agreement that the Sellers may otherwise have for the allocation of such expenses among themselves.

     8. Indemnity and Contribution.
        --------------------------

     8.1. Indemnification of the Underwriters. The Company, agrees to indemnify
          -----------------------------------
and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except (i) insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein and
(ii) that with respect to any preliminary prospectus, the foregoing indemnity agreement shall not inure to the benefit of any Underwriter from whom the person asserting any loss, claim, damage or liability purchased Shares, or any person controlling such Underwriter, if copies of the Prospectus were timely delivered to the Underwriter pursuant to Section 5 and a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or expense.

     8.2. Indemnification of Company by the Selling Shareholder. The Selling
          -----------------------------------------------------
Shareholder agrees to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but only with reference to information relating to the Selling Shareholder furnished in writing by or on behalf of the Selling Shareholder expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto and any report or other filing with the Commission incorporated by reference therein.

     8.3. Indemnification of Underwriters by Selling Shareholder. The Selling
          ------------------------------------------------------
Shareholder agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to the Selling Shareholder furnished in writing by or on behalf of the Selling Shareholder expressly for use in the

Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto or any report or other filing with the Commission incorporated by reference therein .

     8.4. Indemnification by the Underwriters. Each Underwriter agrees,
          -----------------------------------
severally and not jointly, to indemnify and hold harmless the Company, the Selling Shareholders, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company or any Selling Shareholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

     8.5. Indemnification Procedures. In case any proceeding (including any
          --------------------------
governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 8, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. The indemnifying party shall not be liable to the extent the indemnified party fails to notify the indemnifying party of any proceeding for which indemnity may be sought and such failure to provide notice results in a forfeiture by the indemnifying party of substantial rights or defenses or the indemnifying party is otherwise materially prejudiced by such omission. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, (ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section and (iii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Selling Shareholder and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons of any Underwriters, such firm shall be designated in writing by Thomas Weisel Partners. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate firm for the Selling Shareholder and such control persons of any Selling Shareholders, such firm shall be designated in writing by the Selling Shareholder or persons named as attorneys-in-fact for the Selling Shareholders under the Powers of Attorney. The indemnifying party shall not be liable for any settlement of any proceeding effected without its prior written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                  8.6. Limitation of Selling Shareholder Liability. The
                       -------------------------------------------
liability of the Selling Shareholder under the indemnity and contribution provisions of this Section 8 shall be limited to an amount equal to the public offering price of the Shares sold by the Selling Shareholder, less the underwriting discount, as set forth on the front cover page of the Prospectus. The Company and the Selling Shareholder may agree, as among themselves and without limiting the rights of the Underwriters under this Agreement, as to the respective amounts of such liability for which they each shall be responsible.

                  8.7. Contribution Agreement. To the extent the indemnification
                       ----------------------
provided for in this Section 8 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Shares or (ii) if the allocation provided by clause 8(g) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(g) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Sellers on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by each Seller and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares. The relative fault of the Sellers on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Sellers or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint. No party shall be liable for contribution with respect to any settlement of any losses, claims, damages or liabilities if such settlement was effected by the party seeking contribution without the contributing party's prior written consent. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of paragraph 8.5 above, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.

                  8.8.  Contribution  Amounts.  The Sellers and the
                        ---------------------
Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8.9. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, (A) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and (B) the Selling Shareholder shall not be required to contribute any amount in excess of the offering price of the Shares sold by the Selling Shareholder less the offering discount as set forth on the front cover page of the prospectus. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                  8.9.  Survival of Provisions. The indemnity and contribution
                        ----------------------
provisions contained in this Section 8 and the representations, warranties and other statements of the Company and the Selling Shareholders contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement after the consummation of the transactions contemplated hereby, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, any Selling Shareholder or any person controlling any Selling Shareholder, or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.

                  9.    Effectiveness.  This Agreement shall become effective
                        -------------
upon the execution and delivery hereof by the parties hereto.

                  10.   Termination. This Agreement shall be subject to
                        -----------
termination by notice given by you to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York, Washington or California shall have been declared by either federal or New York, Washington or California state authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your reasonable judgment, is material and adverse, or (v) in the reasonable judgment of the Representatives, there shall have occurred any material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, taken as a whole, and (b) in the case of any of the events specified in clauses 10(a)(i) through 10(a)(v), such event, individually or together with any other such event, makes it, in your reasonable judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

                  11.  Defaulting  Underwriters.  If, on the Closing Date or
                       ------------------------
the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule A bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this
Section 11 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased, and arrangements satisfactory to you, the Company and the Selling Shareholders for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Shareholders. In any such case either you or the relevant Sellers shall have the right to postpone the Closing Date, but in no event for longer than seven (7) days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. If, on the Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase Additional Shares or (ii) purchase not less than the number of Additional Shares that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

                  If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of any Seller to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason any Seller shall be unable to perform its obligations under this Agreement, the Sellers will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

                  12. Counterparts. This Agreement may be signed in
                      ------------
counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  13. Headings; Table of Contents. The headings of the sections
                      ---------------------------
of this Agreement and the table of contents have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                  14. Notices. All communications hereunder shall be in writing
                      -------
and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

                  If to the Representatives:

                           Thomas Weisel Partners LLC
                           One Montgomery Street, Suite 3700
                           San Francisco, California 94104
                           Facsimile: (415) 364-2694
                           Attention:  _____________________

                     with a copy to:

                           Thomas Weisel Partners LLC
                           One Montgomery Street, Suite 3700
                           San Francisco, California 94104
                           Facsimile:  (415) 364-2694
                           Attention:  David A. Baylor, Esq.

                     If to the Company or the Selling Shareholder:

                           Peet's Coffee & Tea, Inc.
                           1400 Park Avenue
                           Emeryville, California
                           Facsimile: (510) 594-2180
                           Attention:  Christopher P. Mottern

                     with a copy to:

                           Cooley Godward LLP
                           One Maritime Plaza
                           San Francisco, California 94111
                           Facsimile: (415) 951-3699
                           Attention: Kenneth L. Guernsey

Any party hereto may change the address for receipt of communications by giving written notice to the others.

                  15. Successors. This Agreement will inure to the benefit of
                      ----------
and be binding upon the parties hereto, including any substitute Underwriters pursuant to Section 11 hereof, and to the benefit of the officers and directors and controlling persons referred to in Section 8, and in each case their respective successors, and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Shares as such from any of the Underwriters merely by reason of such purchase.

                  16. Partial Unenforceability. The invalidity or
                      ------------------------
unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

                  17. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND
                      -------------
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE.

                  18. Consent to Jurisdiction. Any legal suit, action or
                      -----------------------
proceeding arising out of or based upon this Agreement or the transactions contemplated hereby ("Related Proceedings") may be instituted in the federal courts of the United States of America located in the City and County of San Francisco or the courts of the State of California in each case located in the City and County of San Francisco (collectively, the "Specified Courts"), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a "Related Judgment"), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

     19. Failure of the Selling Shareholder to Sell and Deliver Shares. If the
         -------------------------------------------------------------
Selling Shareholder shall fail to sell and deliver to the Underwriters the Shares to be sold and delivered by such Selling Shareholder at the Closing Date pursuant to this Agreement, then the Underwriters may at their option, by written notice from the Representatives to the Company and the Selling Shareholder, either (i) terminate this Agreement without any liability on the part of any Underwriter or, except as provided in Sections 7 and 8 hereof, the Company or the Selling Shareholder, or (ii) purchase the shares which the Company has agreed to sell and deliver in accordance with the terms hereof. If the Selling Shareholders shall fail to sell and deliver to the Underwriters the Shares to be sold and delivered by such Selling Shareholder pursuant to this Agreement at the Closing Date or the Option Closing Date, then the Underwriters shall have the right, by written notice from the Representatives to the Company and the Selling Shareholder, to postpone the Closing Date or the Option Closing Date, as the case may be, but in no event for longer than seven (7) days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.

     20. Entire Agreement. This Agreement constitutes the entire agreement of
         ----------------
the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.

     21. Amendments. This Agreement may only be amended or modified in writing,
         ----------
signed by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit.

     22. Sophisticated Parties. Each of the parties hereto acknowledges that it
         ---------------------
is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification and contribution provisions of Section 8, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Section 8 hereto fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statement, any preliminary prospectus and the Prospectus (and any amendments and supplements thereto), as required by the Securities Act and the Exchange Act.

                  [Remainder of page intentionally left blank]

     If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

                          Very truly yours,

                          PEET'S COFFEE & TEA, INC.



                          By:
                             -----------------------------------------------
                             Name: Christopher P. Mottern
                             Title: President and Chief Executive Officer

                          The Selling Shareholders
                          named in Schedule B hereto,
                          acting severally



                           By:
                              -----------------------------------------------
                              Attorney-in-Fact

Accepted as of the date hereof

Thomas Weisel Partners LLC
Pacific Growth Equities, Inc.
WR Hambrecht & Co.

Acting severally on behalf
 of themselves and the
 several Underwriters named
 in Schedule A hereto.

By: Thomas Weisel Partners LLC

    By:
       ------------------------------------------
       Name:
       Title:

                                   SCHEDULE A

        Underwriter                                    Number of Firm Shares
                                                          To Be Purchased
Thomas Weisel Partners LLC
Pacific Growth Equities, Inc.
WR Hambrecht & Co.




                                                      Total  2,250,000
                                                             =========

                                   SCHEDULE B


                                                       Number of Firm
             Selling                                       Shares
           Shareholder                                  To Be Sold


Gerald Baldwin                                              500,000
                                                   Total    500,000
                                                            =======

                                    EXHIBIT A
                                    ---------

                    Form of Legal Opinion of Company Counsel

     i. The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in the states of Washington, California and Illinois.

     ii. Each Subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in Washington and California, and with respect to Peet's Operating Company, Inc. in Oregon, Illinois and Massachusetts.

     iii. All of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned of record by the Company.

     iv. The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Registration Statement.

     v. The shares of Common Stock (including the Shares to be sold by the Selling Shareholder) outstanding prior to the issuance of the Shares to be sold by the Company have been duly authorized and are validly issued, fully paid and non-assessable.

     vi. The Shares to be sold by the Company have been duly authorized and, when issued and delivered in accordance with the terms of the Underwriting Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or, to the best of counsel's knowledge, similar rights.

     vii. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

     viii. The execution and delivery by the Company of, and the performance by the Company of its obligations under, the Underwriting Agreement will not contravene any provision of applicable law (other than (A) applicable state securities and blue sky laws, and (B) with respect to performance by the Company of any obligations relating to indemnification or contribution under the Underwriting Agreement, in each case as to which we express no opinion) or the articles of incorporation or bylaws of the Company or, to the best of such counsel's knowledge, any agreement or other instrument binding upon the Company or any of its Subsidiaries that has been filed by the Company as an exhibit to any registration statement filed by the Company with the Commission or any report filed by the Company with the Commission pursuant to the Exchange Act and incorporated by reference into the Registration Statement or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any Subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as (a) have been obtained under the Securities Act, (b) may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares or (c) may be required by the NASD, in each case as to which we express no opinion.

     ix. The statements in the description of the Company's common stock incorporated by reference into the Registration Statement from the Company's Registration Statement on Form 8-A filed on January 18, 2001, as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein.

     x. To such counsel's knowledge, there are no (A) legal or governmental proceedings pending or overtly threatened to which the Company or any of its Subsidiaries is a party or to which any of the properties of the Company or any of its Subsidiaries is subject that are required by the rules and regulations promulgated under the Securities Act to be described in the Registration Statement or the Prospectus and are not so described, (B) any statutes, regulations, contracts or other documents that are required by the rules and regulations promulgated under the Securities Act to be described or incorporated by reference in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described or filed or incorporated as required under the Securities Act.

     xi. The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

     xii. Each document filed by the Company pursuant to the Exchange Act (except for financial statements and schedules and other financial and statistical data included therein as to which such counsel need not express any opinion) and incorporated or deemed to be incorporated by reference in the Prospectus complied when so filed as to form in all material respects with the Exchange Act.

     In connection with the preparation of the Registration Statement and the Prospectus, counsel has participated in conferences with officers and other representatives of the Company and with its certified public accountants, as well as with representatives of the Underwriters and their counsel. At such conferences, the contents of the Registration Statement and the Prospectus and related matters were discussed. Counsel has not independently verified and accordingly is not confirming and assumes no responsibility for the accuracy or completeness of the statements contained in the Registration Statement or the Prospectus. On the basis of the foregoing, nothing has come to counsel's attention that has caused counsel to believe (i) that the Registration Statement (except as to the financial statements and schedules, related notes and other financial data and statistical data derived therefrom, as to which counsel need not express any belief) at the Effective Date contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (ii) that the Prospectus (except as to the financial statements and schedules, related notes and other financial data and statistical data derived therefrom, as to which counsel need not express any belief) as of its date or at the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary, in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                                    EXHIBIT B
                                    ---------


              Form of Legal Opinion of Selling Shareholders Counsel

     i. The Underwriting Agreement has been executed and delivered by or on behalf of the Selling Shareholder.


     ii. The Custody Agreement and the Power of Attorney of the Selling Shareholder have been executed and delivered by or on behalf of the Selling Shareholder and are valid and binding agreements of the Selling Shareholder except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting creditors' rights, and subject to general equity principles and to limitations on availability of equitable relief, including specific performance.

     iii. The Shares conform in all material respects to the description thereof under the caption "Description of Registrant's Securities to be Registered" in the Company's Registration Statement on Form 8-A filed with the Securities and Exchange Commission on January 18, 2001, as amended, and the form of Common Stock certificate filed as exhibit to the Registration Statement is in due and proper form under the Washington Corporation Law.


     Such counsel may rely with respect to factual matters and to the extent such counsel deems appropriate, upon the representations of each Selling Shareholder contained in the Underwriting Agreement and in the Custody Agreement and Power of Attorney of such Selling Shareholder and in other documents and instruments; provided that copies of such Custody Agreements and Powers of Attorney and of any such other documents and instruments shall be delivered to counsel to the Underwriters and shall be in form and substance satisfactory to counsel to the Underwriters.

                                    EXHIBIT C
                                    ---------

                                                       FORM OF LOCK-UP AGREEMENT

                                                                  March 28, 2002

Thomas Weisel Partners LLC
Pacific Growth Equities, Inc.
WR Hambrecht & Co.
As Representatives of the several Underwriters
c/o  Thomas Weisel Partners LLC
One Montgomery Street, Suite 3700
San Francisco, California 94104

         Re:   Lock-Up Agreement (the "Agreement")
               -----------------------------------

Ladies and Gentlemen:

     The undersigned is an owner of record or beneficially of certain shares of Common Stock, no par value (the "Common Stock"), of Peet's Coffee & Tea, Inc., a Washington corporation (the "Company"), or securities convertible into or exchangeable or exercisable for Common Stock. The undersigned understands that you, as representatives (the "Representatives"), propose to enter into an Underwriting Agreement on behalf of the several Underwriters named in Schedule A
                                                                      ----------
to such agreement (collectively, the "Underwriters"), with the Company providing for a public offering of the Common Stock of the Company pursuant to a Registration Statement on form S-3 to be filed with the Securities and Exchange Commission (the "Public Offering"). The undersigned recognizes that the Public Offering will be of benefit to the undersigned and will benefit the Company by, among other things, raising additional capital for its operations. The undersigned acknowledges that you and the other Underwriters are relying on the representations and agreements of the undersigned contained in this letter in carrying out the Public Offering and in entering into underwriting arrangements with the Company with respect to the Public Offering.

     To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Thomas Weisel Partners (which consent may be withheld in its sole discretion), it will not, during the period commencing on the date hereof and ending 90 days after the initial filing date of the registration statement relating to the Public Offering (the "Registration Statement"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. In addition, the undersigned agrees that, without the prior written consent of Thomas Weisel Partners (which consent may be withheld in its sole discretion), it will not, during the period commencing on the date hereof and ending 90 days after the initial filing of the Registration Statement, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. With respect to the Public Offering, the undersigned waives any registration rights relating to registration under the Securities Act of any Common Stock owned either of record or beneficially by the undersigned, including any rights to receive notice of the Public Offering.

     The foregoing restrictions are expressly agreed to preclude the undersigned from engaging in any hedging or other transaction that is designed to or reasonably expected to lead to or result in a sale or disposition of the Common Stock even if such Common Stock would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put option or put equivalent position or call option or call equivalent position) with respect to any of the Common Stock or with respect to any security that includes, relates to, or derives any significant part of its value from such Common Stock.

     Notwithstanding the foregoing, the undersigned may transfer shares of Common Stock (i) as a bona fide gift or gifts or by will or intestacy, provided that the transferee or transferees thereof agree to be bound by the restrictions set forth herein, (ii) to a member or members of his or her immediate family or to a partnership, or other entity or a trust the partners, owners or beneficiaries of which are exclusively the undersigned or the immediate family of the undersigned, provided that the transferee or transferees agree to be bound by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iii) to the Underwriters pursuant to the Underwriting Agreement, or (iv) in transactions relating to shares of Common Stock acquired by the undersigned in open market transactions after the completion of the Public Offering. For purposes of this Agreement, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. In addition, notwithstanding the foregoing, if the undersigned is a corporation, the corporation may transfer the capital stock of the Company to any wholly-owned subsidiary of such corporation; provided, however, that in any such case, it shall be a condition to the
--------  -------
transfer that the transferee execute an agreement stating that the transferee is receiving and holding such capital stock subject to the provisions of this Agreement and there shall be no further transfer of such capital stock except in accordance with this Agreement, and provided further that any such transfer shall not involve a disposition for value.

     The undersigned understands that whether or not the Public Offering actually occurs depends on a number of factors, including stock market conditions. The Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation among the Company and the Underwriters. If for any reason the Company decides not to pursue an offering of its Common Stock or if the Underwriting Agreement (other than provisions thereof which secure termination) shall terminate or be terminated prior to payment for and delivery of the shares of Common Stock, this Agreement shall be terminated immediately.

     The undersigned agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock held by the undersigned except in compliance with the foregoing restrictions.

     This agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned.

                                     Very truly yours,


                                     ----------------------------
                                     (Name)


                                     ----------------------------
                                     (Address)